================================================================================

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT                     [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT  [ ]

CHECK THE APPROPRIATE BOX:
[ ]  PRELIMINARY PROXY STATEMENT
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  DEFINITIVE PROXY STATEMENT
[ ]  DEFINITIVE ADDITIONAL MATERIALS
[ ]  SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12


                     ADVANCED DEPOSITION TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  NO FEE REQUIRED
[ ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

(1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(3)  PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT
     TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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(4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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(5)  TOTAL FEE PAID:

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[ ]  FEE PAID PREVIOUSLY  WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)  AMOUNT PREVIOUSLY PAID:

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(2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

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(3)  FILING PARTY:

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(4)  DATE FILED:

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

                     ADVANCED DEPOSITION TECHNOLOGIES, INC.
                          580 MYLES STANDISH BOULEVARD
                         MYLES STANDISH INDUSTRIAL PARK
                          TAUNTON, MASSACHUSETTS 02780


DEAR STOCKHOLDER:

         You are cordially invited to attend the Annual Meeting of Stockholders of Advanced Deposition Technologies, Inc. (the "Company") to be held at 10:00 a.m. on May 24, 2000 at the Holiday Inn, 700 Miles Standish Boulevard, Taunton, Massachusetts 02780.

         At the Annual Meeting, you will be asked to elect one (1) Class I Director of the Company and to ratify the selection of the Company's independent accountants for the fiscal year ending December 31, 2000. The Board of Directors recommends the approval of each of these proposals.

         Further details of these matters to be considered at the Annual Meeting are contained in the attached Proxy Statement that we urge you to consider carefully. The Company's 1999 Annual Report, which is not part of the Proxy Statement, is also enclosed and provides additional information regarding the financial results of the Company in fiscal year 1999.

         We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares are represented. Therefore, please complete, date, sign and return the enclosed proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States. This will ensure your proper representation at the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your Proxy.


                                             Sincerely,


                                             GLENN  J. WALTERS
                                             CHIEF EXECUTIVE OFFICER, TREASURER
                                             AND CHAIRMAN OF THE BOARD
Taunton, Massachusetts
April 25, 2000




                             YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                     ADVANCED DEPOSITION TECHNOLOGIES, INC.

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2000

                          -----------------------------

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Advanced Deposition Technologies, Inc. (the "Company"), a Delaware corporation, will be held on Wednesday, May 24, 2000 at 10:00 a.m. at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts 02780, for the following purposes:

         1.    To elect one (1) Class I Director;

         2. To ratify the appointment of BDO Seidman, LLP as independent accountants for the Company for the fiscal year ending December 31, 2000; and

         3. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on Tuesday, April 18, 2000 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or adjournments thereof.

         All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.



                                              By Order of the Board of Directors

                                              Joseph Keller
                                              SECRETARY


Taunton, Massachusetts
April 25, 2000

                     ADVANCED DEPOSITION TECHNOLOGIES, INC.
                          580 MYLES STANDISH BOULEVARD
                         MYLES STANDISH INDUSTRIAL PARK
                          TAUNTON, MASSACHUSETTS 02780
                                 (508) 823-0707

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

                               GENERAL INFORMATION


         The enclosed Proxy is solicited by the Board of Directors of Advanced Deposition Technologies, Inc. (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Wednesday, May 24, 2000 at 10:00 a.m. at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts, and at any adjournment or adjournments thereof (the "Annual Meeting").

         Where the Stockholder specifies a choice on the enclosed Proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the one (1) nominee for Class I Director named herein and FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Company of a written notice of revocation or a duly executed Proxy bearing a later date. Any Stockholder who has executed a Proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her Proxy as described in the preceding sentence. Shares represented by valid Proxies received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

         The close of business on April 18, 2000 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Annual Meeting. On that date, 4,894,758 shares of common stock of the Company, $.01 par value per share (the "Common Stock"), were outstanding and entitled to vote. Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Annual Meeting.

         The Annual Report to Stockholders for the fiscal year ended December 31, 1999 is being mailed to the Stockholders with this Proxy Statement. This Proxy Statement and the accompanying Proxy are first being mailed on or about April 25, 2000 to all Stockholders entitled to notice of and to vote at the Annual Meeting.

         The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or represented by a properly executed Proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The election of Directors will be determined by a plurality of the votes cast. The other proposal to be voted upon by the Stockholders of the Company requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on the proposal for passage. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting. Abstentions and broker non-votes are not, however, counted for purposes of tabulating the votes cast.

         Members of the Board of Directors of the Company and officers of the Company, as a group, own or may be deemed to control approximately 37% of the outstanding shares of Common Stock. As there is no cumulative voting provided for in the Company's Certificate of Incorporation, the Board of Directors and officers are able to exert substantial influence over the election of the Board of Directors and the outcome of any issues that may be subject to a vote by the Company's Stockholders at the Annual Meeting. The Board of Directors and officers have indicated their intent to vote all shares of Common Stock owned or controlled by them in favor of each item set forth herein.

         The cost of soliciting Proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses in forwarding proxy materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the number of directors shall be fixed by the Board of Directors. The Bylaws also provide that the Board of Directors shall be divided into three classes, as equal in number as possible, with terms expiring in successive years. Directors are elected for terms of three years and until their successors are elected and qualified. As of the date of the last annual meeting, there were five directorships. The Board of Directors has nominated Mr. John J. Moroney, the current Class I Director, for re-election at the Annual Meeting (the "Director Nominee"). The Class II Directors, with terms expiring in 2001, are Dr. Charles R. Buffler and Mr. Robert M. Pozzo. The Class III Directors, with terms expiring in 2002, are Messrs. Glenn J. Walters and Alexander P. Boxall.

         A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each Director Nominee. Unless authority to vote for any of the Director Nominees is withheld, the shares represented by all Proxies received by the Board of Directors will be voted for the Director Nominees. In the event that any Director Nominee shall become unable or unwilling to serve, the shares represented by Proxies will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

         THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. MORONEY AS DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

         The following table sets forth as to the present directors of the Company, the Director Nominees and each executive officer of the Company: (i) name, (ii) age and (iii) present positions with the Company.

NAME                          AGE           POSITION
----                          ---           --------

Glenn J. Walters              45            Chief Executive Officer, Treasurer
                                            and Chairman of the Board

Alexander P. Boxall           47            President and Director

Joseph Keller                 59            Controller

Richard W. Cowen              48            Vice President, Microwave Sales and
                                            Marketing

John J. Moroney*              46            Director

Charles R. Buffler            66            Director

Robert M. Pozzo               72            Director
------------------
*Nominee for Director

         GLENN J. WALTERS, CHIEF EXECUTIVE OFFICER, TREASURER AND CHAIRMAN OF THE BOARD. Mr. Walters co-founded the Company in 1983 and has served as its Treasurer and a Director since the Company's incorporation in 1985, and as its Chief Executive Officer since March 1996. Mr. Walters served as the Company's President from 1985 to April 1999. From July 1991 to the present, Mr. Walters has served on the Board of Governors of the International Microwave Power Institute, a non-profit trade association, and as President of the Microwave Food Technology and Applications section of this association. In addition, Mr. Walters is also a member of the Board of the Society of Vacuum Coaters, Svc. Mr. Walters has been the primary inventor of all of the Company's technology.

         ALEXANDER P. BOXALL, PRESIDENT AND DIRECTOR. Mr. Boxall has served as a Director of the Company since March 1998 and as President of the Company since April 1, 1999. Mr. Boxall also currently serves as Managing Director of DNA-ADTECH, the Company's majority-owned subsidiary, a position he has held since December 1997. Prior to that, Mr. Boxall was a co-principal and co-managing director of DNA-ADTECH (formerly known as Alexander Boxall, S.A.) from 1979 to December 1997. Mr. Boxall is also co-principal and director of several capacitor distribution companies in Europe including, DNA (UK) Ltd., DNA Central Europe and DNA Export, S.A..

         JOSEPH KELLER, CONTROLLER. Mr. Keller has served as Controller of the Company since January 1999. Prior to that he was the Controller and Chief Financial Officer of the MicroSpring Company, a medical products manufacturer of coronary devices and springs from January 1996 to January 1999. From November 1994 to August 1995, Mr. Keller served as Controller of Radionics, Inc., a neurological device and software company. Prior to that, Mr. Keller held similar positions with Mentor O & O, Inc., a manufacturer of diagnostic and surgical equipment and instruments from March 1985 to August 1994.

         RICHARD W. COWEN, VICE PRESIDENT, MICROWAVE SALES AND MARKETING. Mr. Cowen has served as Vice President, Microwave Sales and Marketing of the Company since April 1997. Prior to that he served as a Product Manager for the Company's microwave products from February 1994 through April 1997.

         JOHN J. MORONEY, DIRECTOR. Mr. Moroney has served as a Director of the Company since September 1994. He also served as Chief Operating Officer of the Company from April 1997 to October 1998. From November 1999 to the present, he has served as Vice President of Sales for Kewill ERP, an e-commerce company. From October 1998 to November 1999, Mr. Moroney has served as Vice President of Sales (East) at Digital Market, Inc., an interface software manufacturer. From 1992 to February 1997, Mr. Moroney served as Director of New England Operations of Fourth Shift, Inc., a publicly traded supplier of manufacturing and accounting software.

         CHARLES R. BUFFLER, DIRECTOR. Dr. Buffler has served as a Director of the Company since October 1993. From 1993 to the present, Dr. Buffler has served as the Vice President of the Microwave Research Center, a privately held company which specializes in microwave consulting, design and engineering.

         ROBERT M. POZZO, DIRECTOR. Mr. Pozzo has served as a Director of the Company since 1986. He is currently retired. From 1985 to 1991, Mr. Pozzo served as a venture advisor to Zero Stage Capital Corp., a venture capital company.

COMMITTEES

         The Board of Directors established an Audit Committee and a Compensation Committee in October 1993. Members of the Audit Committee are Glenn
J. Walters, Charles R. Buffler and Robert M. Pozzo. The Audit Committee is concerned primarily with (i) reviewing the Company's financial results and recommending the selection of the Company's independent auditors; (ii) reviewing the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls; (iii) reviewing the scope of independent audit coverage, the fees charged by the independent auditors, any transactions which may involve a potential conflict of interest, and internal control systems. The Audit Committee had one meeting in 1999.

         The Compensation Committee also consists of Messrs. Walters, Buffler and Pozzo. The Compensation Committee is responsible for negotiating and approving compensation arrangements for officers, employees, consultants and Directors of the Company, excluding the granting of options to purchase Common Stock, which function has been delegated to the Option Committee consisting of Messrs. Buffler and Pozzo. The Compensation Committee met once in 1999. The Option Committee met once in 1999.

         The Company does not have a standing nominating committee or a committee performing similar functions.

         The Board of Directors met four times and acted by unanimous written consent on all four occasions during 1999. All of the Directors attended at least 75% of the meetings of the Board of Directors and of the committees of which they served in 1999.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Forms 4 and 5 with the Securities and Exchange Commission (the "SEC") and any national securities exchange on which the Company's securities are registered. Executive officers,

Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and Directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were complied with for the fiscal year ended December 31, 1999.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the compensation paid to Mr. Glenn Walters, the Company's Chief Executive Officer, Treasurer and Chairman of the Board and the other most highly-compensated executive officers of the Company who earned more than $100,000 in total compensation in fiscal year 1999 (together with Mr. Walters, the "Named Executive Officers"), with respect to services rendered to the Company during the years ended December 31, 1999, December 31, 1998 and December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                LONG TERM
                                                              COMPENSATION(1)
                                             ANNUAL             ----------
                                          COMPENSATION          SECURITIES
                                       ------------------       UNDERLYING           ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR       SALARY        OPTIONS(#)         COMPENSATION
---------------------------            ----      --------       ----------         ------------
Glenn J. Walters                       1999      $150,000            0              $57,278 (2)
Chief Executive Officer, Treasurer     1998       131,538            0               29,271 (3)
and Chairman of the Board              1997       141,286          100,000           30,545 (4)

Alexander Boxall                       1999       150,000            0                   0
President (5)                          1998       150,000            0                   0
                                       1997         N/A             N/A                 N/A

Richard Rollins                        1999       125,000            0                   0
Vice President of Corporate            1998       120,577            0                   0
Manufacturing (6)                      1997         N/A             N/A                 N/A

-----------
(1) The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan pay-outs during fiscal years 1997, 1998 or 1999.
(2) Consists of premiums paid by the Company for life insurance for 1999 to Mr. Walters in the amount of $4,111. This amount also consists of a benefit allowance in the amount of $20,767. Mr. Walters has the right to purchase benefits with the foregoing allowance in his discretion. This amount also consists of commission payments of $32,400 based on an incentive plan approved in February, 1999 for a one year period. For more details on the incentive plan, please see "Employment Contracts, Termination of Employment, etc..." on page 7.
(3) Consists of premiums paid by the Company for life insurance for 1998 to Mr. Walters in the amount of $5,966. This amount also consists of a benefit allowance in the amount of $23,305. Mr. Walters had the right to purchase benefits with the foregoing allowance in his discretion.
(4) Consists of premiums paid by the Company for life insurance for 1997 to Mr. Walters in the amount of $3,964. This amount also consists of a benefit allowance in the amount of $26,581. Mr. Walters had the right to purchase benefits with the foregoing allowance in his discretion.
(5)  Mr. Boxall was appointed President in April 1999.
(6) Mr. Rollins was appointed as Vice President, Corporate Manufacturing, in October 1998 and resigned this position in February 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

         No stock options were granted to the Named Executive Officers during fiscal year 1999.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL-YEAR-END OPTION VALUES

         The following table summarizes for the Named Executive Officers unexercised stock options held at December 31, 1999. The value of unexercised in-the-money options at the fiscal year end is the difference between the exercise price and the fair market value of the underlying stock on December 31, 1999 the last business day of the fiscal year. The closing price of the Company's Common Stock as reported by the Nasdaq Stock Market on such date was $1.16. The Named Executive Officers did not exercise any stock options during the year ended December 31, 1999.
                                                                VALUE OF
                                 NUMBER OF                     UNEXERCISED
                                UNEXERCISED                   IN-THE-MONEY
                                OPTIONS AT                     OPTIONS AT
                              FISCAL YEAR END               FISCAL YEAR END(1)
                          -----------------------        -----------------------
NAME                      VESTED         UNVESTED        VESTED         UNVESTED
----                      ------         --------        ------         --------
Glenn J. Walters         100,000            0              $0              $0
____________
(1) Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of sale of any shares acquired upon exercise of the option. The Named Executive Officers do not hold any stock options, exercisable or unexercisable, at exercise prices below the fair market value of the Common Stock on December 31, 1999 as reported by the Nasdaq Stock Market. Such options are not "in the money" and their value is, therefore, zero.

COMPENSATION OF DIRECTORS

         The Company pays each non-employee Director $500 per year and $200 for each meeting of the Board of Directors that he attends. Non-employee directors are also awarded formula options under the Company's 1994 Formula Stock Option Plan (the "1994 Plan"). Under the 1994 Plan, each non-employee Director, upon first being elected or appointed to the Board of Directors, receives an option to purchase 1,500 shares of the Company's Common Stock.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

         Effective as of July 1, 1993, the Company entered into an employment and non-competition agreement (the "Employment Agreement") with Mr. Glenn Walters, the initial term of which expired on December 31, 1996. Mr. Glenn Walters serves as the principal executive officer of the Company. The Employment Agreement was renewed in accordance with its terms for an additional one-year term that expires on December 31, 2000. The Employment Agreement provides for an initial base salary of no less than $125,000 per annum plus annual base salary increases and such other bonuses as may be determined by the Company's Board of Directors as well as benefits offered to the Company's employees generally. The Employment Agreement also provides that Mr. Walters' base salary shall not be less than 10% of his base salary in the prior year. Mr. Glenn Walters is also entitled to the use of a Company-leased car and severance benefits equal to 200% of his base salary, payable in a lump sum if (i) the Company or a substantial portion of the Company is acquired without the Board of Directors' approval,
(ii) his employment is terminated without cause, (iii) his base salary is reduced without his consent, (iv) there is a substantial change in his position or authority within the Company without his consent, (v) there is a change in his principal place of employment from the greater Boston, Massachusetts area without his consent, or (vi) the Employment Agreement is not renewed without his consent.

         The Employment Agreement provides for a renewal for successive one-year periods after the expiration of the initial term and contains a provision prohibiting Mr. Walters from competing with the Company, absent the Company's prior written approval, for a two-year period following the termination of his employment.

         In February 1999, the Company's Board of Directors approved an incentive plan for a term of one year for Mr. Walters providing for the payment to Mr. Walters of (i) a five percent commission on all new sales of microwave bags and laminated products and (ii) a fifteen percent commission on all new cash license fees, including any royalties paid during the term of the incentive plan. The incentive plan provides that the total commissions paid to Mr. Walters shall not exceed $150,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of April 3, 2000 concerning the ownership of Common Stock by (i) each Stockholder who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each Named Executive Officer, Director and Director Nominee, and
(iii) all Directors and executive officers as a group. Except as otherwise indicated, the Stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                                   NUMBER OF SHARES           PERCENTAGE OF
NAME AND ADDRESS(1)               BENEFICIALLY OWNED            CLASS(2)
-------------------               ------------------            --------
Glenn J. Walters(3)                     751,893                    15.1%
Alexander Boxall(4)                     969,348                    19.8
John J. Moroney(5)                        1,500                       *
Charles R. Buffler(6)                     3,000                       *
Robert M. Pozzo(7)                      107,558                     2.2
Richard Rollins(8)                            0                       *
Gordon E. Walters(9)                    273,647                     5.5
37 Fort Hill Lane
Duxbury, MA 02322
All Directors and executive
 officers as a group                  1,833,299                    36.5
(8 persons)
--------------
* Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.

(1) The address for these individuals, other than Mr. Gordon E. Walters, is c/o Advanced Deposition Technologies, Inc., 580 Myles Standish Boulevard, Myles Standish Industrial Park, Taunton, Massachusetts 02780.
(2) The number of shares of Common Stock issued and outstanding on April 3, 2000 was 4,894,758 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding on April 3, 2000, plus shares of Common Stock subject to options held by such persons on and exercisable within 60 days thereafter. Shares of Common Stock that a person has the right to acquire within 60 days of April 3, 2000, pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(3) Consists of 497,393 shares owned directly by Mr. Walters, 100,000 shares subject to currently exercisable options, 94,500 shares owned directly by Mr. Walter's wife and 60,000 shares owned by the Walter's Family Children's Trust for the benefit of Mr. Walter's minor children, of which Mr. Walters is a co-trustee with his wife. Mr. Walters disclaims beneficial ownership of the 60,000 shares held by the Walter's Family Children's Trust and the 94,500 shares owned directly by his wife.
(4) Consists of 280,000 shares of Common Stock held by Mr. Boxall and 689,348 shares of Common Stock held by DNA Export, S.A., an entity owned and controlled by Mr. Boxall.
(5) Consists of 1,500 shares of Common Stock subject to currently exercisable options.
(6) Consists of 3,000 shares of Common Stock subject to currently exercisable options.
(7) Includes 19,000 shares of Common Stock subject to currently exercisable options.
(8)   Vice President of Corporate Manufacturing resigned his position February
      2000.
(9) Consists of 110,000 shares of Common Stock subject to currently exercisable options owned directly by Mr. Walters, and 163,647 shares of Common Stock owned jointly by Mr. Walters and his wife. This information is based solely upon a Schedule 13G filed with the Securities and Exchange Commission on February 11, 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         In March 1999, the Company entered into an agreement with DNA Export, S.A. to purchase certain shares of capital stock of DNA-ADTECH held by DNA Export, S.A. (the "Exchange Agreement"). This transaction, as approved by the Company's Stockholders in last year's annual meeting, brought the Company's total equity ownership in DNA-ADTECH to 81%. As consideration for the additional equity position in DNA-ADTECH, the Company issued 598,198 shares of Common Stock to DNA Export, S.A. Upon consummation of this transaction, Mr. Boxall, the owner of DNA Export, S.A. beneficially owned a total of 923,348 shares of Common Stock, or approximately 19% of the Company's Common Stock and will continue to own 19% of DNA-ADTECH.

         In addition, in March 1999, Alexander Boxall and the Company entered into a Repayment Agreement (the "Repayment Agreement") pursuant to which the parties agreed that in the event that the Company is unable to pay the amounts outstanding under the promissory note issued to Pedro Nunez Barranco Guembe in connection with the previous acquisition of his shares of DNA-ADTECH, on or before maturity without compromising the Company's plan for growth . In December 1999, Mr. Boxall paid $990,000 in principal and $109,598 in interest, or a total of $1,099,598 to Mr. Guembe in accordance with the Repayment Agreement. The amount paid by Mr. Boxall is payable by the Company and bears interest at a LIBOR rate plus 2% and becomes due on or before March 1, 2001. If the Company has not paid by January 1, 2001, Mr. Boxall may elect at any time after January 1, 2001 through March 1, 2001, to convert all or part of the outstanding balance into shares of Common Stock at a purchase price per share equal to the average sales price of the Common Stock for the month of December 2000, subject to a $3.50 per share minimum. If Mr. Boxall does not elect to convert the outstanding balance, the Company may elect after January 31, 2001 to redeem such amount for shares of Common Stock at a redemption price equal to the average sales price of the Common Stock for the twenty business days preceding the date of redemption.

         In connection with the financing of the acquisition of DNA-ADTECH in December of 1997, Mr. Boxall signed a 20 year term loan with DNA-ADTECH whereby Mr. Boxall has agreed to repay the sum of 20,000,000 pesetas (including interest) payable in annual amounts of 1,000,000 pesetas over a term of the loan. At December 31, 1999, a balance of 17,000,000 pesetas remain outstanding.

                                 PROPOSAL NO. 2

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed BDO Seidman, LLP ("BDO Seidman"), independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2000. The Board proposes that the Stockholders ratify this appointment, although such ratification is not required under Delaware law or the Company's Certificate of Incorporation or Bylaws. BDO Seidman audited the Company's financial statements for the fiscal year ended December 31, 1999. The Company expects that representatives of BDO Seidman will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         The affirmative vote of a majority of the shares present in person or represented by proxy and voting on Proposal 2 is required to ratify the appointment of the independent public accounts. In the event that ratification of the appointment of BDO Seidman as the independent public accountants for the Company is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


                              STOCKHOLDER PROPOSALS

         Under Rule 14a-8 promulgated under the Exchange Act, Stockholders of the Company may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next Annual Meeting of Stockholders by submitting their proposals to the Company by December 26, 2000, which date is 120 days before the date which is the one year anniversary of the date proxy materials were released to stockholders for the 2000 annual stockholders' meeting. In order to be considered for inclusion in the proxy statement distributed to Stockholders prior to the Annual Meeting in the year 2001, a Stockholder proposal must be received by the Company within a reasonable period of time before the Company begins to print and mail its proxy materials and must otherwise comply with the requirements of Rule 14a-8. In order to be considered for presentation at the annual meeting of Shareholders in the year 2000, although not included in the proxy statement, a Shareholder proposal must be received by the Company by March 11, 2001. Stockholder proposals should be delivered in writing to Joseph P. Keller, Secretary, Advanced Deposition Technologies, Inc., 580 Myles Standish Boulevard, Taunton, Massachusetts 02780.

                                  OTHER MATTERS

         The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the Proxies.



                                             By Order of the Board of Directors,


                                             Joseph Keller
                                             SECRETARY


Taunton, Massachusetts
April 25, 2000

                                   APPENDIX A
                                   ----------

                     ADVANCED DEPOSITION TECHNOLOGIES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         THE UNDERSIGNED, revoking all prior proxies, hereby appoints Glenn J. Walters and Alexander P. Boxall as proxies, with full power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of ADVANCED DEPOSITION TECHNOLOGIES, INC. (the "Company") to be held at 10:00 a.m. at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts 02780, on Wednesday, May 24, 2000, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Glenn J. Walters and Alexander P. Boxall to vote in accordance with their judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such Notice as specified by the undersigned:

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTOR IDENTIFIED BELOW AND FOR PROPOSAL 2.


         (1)   Proposal to elect the following person as Class I Director of the
               Company:

               John J. Moroney      [ ] FOR          [ ] WITHHOLD VOTE

         (2) Proposal to ratify and confirm the appointment of BDO Seidman, LLP as the independent accountants for the Company for the fiscal year ending December 31, 2000.

                                    [ ] FOR     [ ] AGAINST     [ ]ABSTAIN

         (3) IN THEIR DISCRETION TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR AND IN FAVOR OF THE ITEMS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.

         PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


         Please sign exactly as name appears on your stock certificate.



                                         Dated:
                                               -----------------------


                                         -----------------------------
                                                  Signature

                                         -----------------------------
                                           Signature if held jointly


                                         -----------------------------
                                                 Printed Name


                                         -----------------------------
                                                   Address



NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by the President or authorized officer and indicate the signer's office. If a partnership, please sign in the partnership name by an authorized person.







                                       B-2